American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement
Supplement dated August 1, 2018 ■ Statement of Additional Information dated November 1, 2017

The following replaces the Investment Category Fee Schedule for Multi-Asset Real Return in the Investment Advisor section on page 41 of the statement of additional information.

Investment Category Fee Schedule for: Multi-Asset Real Return
Category Assets	Fee Rate
First $1 billion	0.6929%
Next $1 billion	0.6409%
Next $3 billion	0.6109%
Next $5 billion	0.5909%
Next $15 billion	0.5779%
Next $25 billion	0.5759%
Thereafter	0.5754%

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CL-SPL-94265 1808